Subsidiaries	Exhibit 21

Company Name	Domicile
1100 Compton, LLC	Delaware
ABC Agency Network, Inc.(1)	Louisiana
ABC Agency Network of Texas, LLC(2)	Texas
Adirondack AIF, LLC	New York
Agent Alliance Insurance Company	Alabama
AgentCubed, LLC	Idaho
AIMCO Private Fund II, LLC	Delaware
ALINV Mosaic, LLC	Delaware
Allstate County Mutual Insurance Company	Texas
Allstate Digital Ventures, LLC	Delaware
Allstate Enterprises, LLC	Delaware
Allstate Exchange Services, LLC	Delaware
Allstate Finance Company, LLC	Delaware
Allstate Financial Advisors, LLC	Delaware
Allstate Financial Corporation	Illinois
Allstate Financial Insurance Holdings Corporation	Delaware
Allstate Financial Services, LLC (3)	Delaware
Allstate Financial, LLC	Delaware
Allstate Fire and Casualty Insurance Company	Illinois
Allstate Global Holdings Limited	Northern Ireland
Allstate Indemnity Company	Illinois
Allstate Insurance Company	Illinois
Allstate Insurance Company of Canada	Canada
Allstate Insurance Holdings, LLC	Delaware
Allstate Insurance Services, Inc.	Delaware
Allstate International Holdings, Inc.	Delaware
Allstate Investment Management Company	Delaware
Allstate Investments, LLC	Delaware
Allstate Life Insurance Company of Canada	Canada
Allstate Motor Club, Inc.	Delaware
Allstate New Jersey Insurance Company	Illinois
Allstate New Jersey Property and Casualty Insurance Company	New Jersey
Allstate Non-Insurance Holdings, Inc.	Delaware
Allstate North American Insurance Company	Illinois
Allstate Northbrook Indemnity Company	Illinois
Allstate Northern Ireland Limited	Northern Ireland
Allstate Property and Casualty Insurance Company	Illinois
Allstate Short Term Pool, LLC	Delaware
Allstate Solutions Private Limited	India
Allstate Texas Lloyd’s	Texas
Allstate Texas Lloyd’s, Inc.	Texas
Allstate Vehicle and Property Insurance Company	Illinois
America’s Health Care/Rx Plan Agency, Inc.(4)	Delaware
American Capital Acquisition Investments, S.A.	Luxembourg
American Heritage Life Insurance Company	Florida
American Heritage Service Company	Florida
ANIHI Newco, LLC(5)	Delaware
Answer Financial Inc.	Delaware

Company Name	Domicile
Answer Marketplace, LLC	Delaware
AP Real Estate, LLC	Delaware
AP Riverway Plaza, LLC	Delaware
AP Timber, LLC	Delaware
Arity, LLC(6)	Delaware
Arity 875, LLC	Delaware
Arity International Limited	Northern Ireland
Arity Services, LLC	Delaware
ASMI Auto Insurance Company	Illinois
Assigned Risk Solutions, Ltd.(7)	New Jersey
AutoTex MGA, Inc.	Delaware
Castle Key Indemnity Company	Illinois
Castle Key Insurance Company	Illinois
CE Care Plan Corp	Delaware
Century-National Insurance Company	California
ClearSide General Insurance Services, LLC	California
Collective Sourcing, LLC(8)	Delaware
Complete Product Care Corp	Delaware
Current Creek Investments, LLC	Delaware
Direct Administration, Inc.	Tennessee
Direct Bay, LLC	Florida
Direct General Consumer Products, Inc.	Tennessee
Direct General Financial Services, Inc.	Tennessee
Direct General Insurance Agency, Inc.(9)	Tennessee
Direct General Insurance Company	Indiana
Direct General Insurance Company of Mississippi	Mississippi
Direct General Life Insurance Company	South Carolina
Direct General Premium Finance Company	Tennessee
Direct Insurance Company	North Carolina
Direct National Insurance Company	North Carolina
E.R.J. Insurance Group, Inc.(10)	Florida
ECMI Auto Insurance Company	Illinois
Encompass Floridian Indemnity Company	Illinois
Encompass Floridian Insurance Company	Illinois
Encompass Home and Auto Insurance Company	Illinois
Encompass Indemnity Company	Illinois
Encompass Independent Insurance Company	Illinois
Encompass Insurance Company	Illinois
Encompass Insurance Company of America	Illinois
Encompass Insurance Company of Massachusetts	Massachusetts
Encompass Insurance Company of New Jersey	Illinois
Encompass Insurance Holdings, LLC	Delaware
Encompass Property and Casualty Company	Illinois
Encompass Property and Casualty Insurance Company of New Jersey	Illinois
ESMI Auto Insurance Company	Illinois
Esurance Holdings, Inc.	Delaware
Esurance Insurance Company	Illinois
Esurance Insurance Company of Canada	Canada

Company Name	Domicile
Esurance Insurance Company of New Jersey	Illinois
Esurance Insurance Services Company of Canada	Canada
Esurance Insurance Services, Inc.(11)	Delaware
Esurance Property and Casualty Insurance Company	Illinois
First Colonial Insurance Company	Florida
Health Network Group, LLC	Delaware
Healthcare Solutions Team, LLC(12)	Illinois
HealthCompare Insurance Services, Inc.	Delaware
iCracked Japan, Inc.	Japan
IDentityUSA, LLC	Delaware
Identity Protection Strategic Solutions, LLC	New Jersey
Imperial Fire and Casualty Insurance Company	North Carolina
Imperial General Agency of Texas, Inc.	Texas
Imperial Insurance Managers, LLC	Texas
Imperial Marketing Corporation	Louisiana
InfoArmor, Inc.	Delaware
Insurance Answer Center, LLC(13)	Delaware
Integon Casualty Insurance Company	North Carolina
Integon General Insurance Corporation	North Carolina
Integon Indemnity Corporation	North Carolina
Integon National Insurance Company	North Carolina
Integon Preferred Insurance Company	North Carolina
Integon Properties S.A. de C.V.	Mexico
Integon Service Co., S.A. de C.V.	Mexico
Ivantage Insurance Brokers Inc.	Canada
Ivantage Select Agency, Inc.	Illinois
John Alden Financial Corporation	Delaware
Kennett Capital, Inc.	Delaware
LeadCloud, LLC	Maryland
MIC General Insurance Corporation	Michigan
National Farmers Union Property and Casualty Company	North Carolina
National General Assurance Company	Missouri
National General Georgia, LLC	Delaware
National General Holdings Corp.	Delaware
National General Insurance Company	Missouri
National General Insurance Ltd.	Bermuda
National General Insurance Management Ltd.	Bermuda
National General Insurance Marketing Inc.(14)	Missouri
National General Insurance Online, Inc.	Missouri
National General Lender Services, Inc.	Delaware
National General Management Corp.	Delaware
National General Motor Club, Inc.	North Carolina
National General Premier Insurance Company	California
National General Re, Ltd.	Bermuda
National Health Corporation	Texas
National Health Insurance Company	Texas
NBInv AF1, LLC	Delaware
NBInv AF2, LLC	Delaware

Company Name	Domicile
NBInv AF3, LLC	Delaware
NBInv AF4, LLC	Delaware
NBInv AF5, LLC	Delaware
NBInv AP2, LLC	Delaware
NBInv AP3, LLC	Delaware
NBInv AP4, LLC	Delaware
NBInv AP5, LLC	Delaware
NBInv AP6, LLC	Delaware
NBInv AP7, LLC	Delaware
NBInv AP8, LLC	Delaware
NBInv AP9, LLC	Delaware
NBInv AP10, LLC	Delaware
NBInv AP11, LLC	Delaware
NBInv AP13, LLC	Delaware
NBInv Riverside Cars1, LLC	Delaware
NBInv Riverside Management, LLC	Delaware
New Jersey Skylands Management, LLC	Delaware
New South Insurance Company	North Carolina
Newport Management Corporation	California
NG Holdings LLC	Delaware
NGLS Adjusting, LLC	Delaware
NGLS Insurance Services, Inc.	California
North Light Specialty Insurance Company	Illinois
Northeast Agencies, Inc.(15)	New York
NSM Sales Corporation(16)	Nevada
Pablo Creek Services, Inc.	Illinois
Pafco Insurance Company	Canada
Pembridge Insurance Company	Canada
Personal Express Insurance Services, Inc.	California
PlumChoice, Inc.	Delaware
Protection Plan Group, Inc.	Delaware
Pullman Crossing, LLC	Delaware
Pullman QOZB, LLC	Delaware
Quotit Corporation(17)	California
RAC Insurance Partners, LLC	Florida
Renuant, LLC(18)	Nevada
Right Answer Insurance Agency, LLC	Delaware
Right Choice Insurance Agency, Inc.(19)	Tennessee
Road Bay Investments, LLC	Delaware
Safe Auto Choice Insurance Company	Ohio
Safe Auto Group Agency, Inc.(20)	Ohio
Safe Auto Insurance Group, Inc.	Ohio
Safe Auto Insurance Company	Ohio
Safe Auto Value Insurance Company	Ohio
SafeAuto Capital, LLC	Ohio
SafeAuto Services, LLC	Ohio
Seattle Specialty Insurance Services, Inc.	Washington
Signature Agency, Inc.	Delaware

Company Name	Domicile
Signature Motor Club of California, Inc.	California
Signature Motor Club, Inc.	Delaware
Signature Nationwide Auto Club of California, Inc.	California
Signature’s Nationwide Auto Club, Inc.	Delaware
Socialmine, Inc.	Delaware
SquareTradeGo, Inc.	Delaware
SquareTrade, Inc.(21)	Delaware
SquareTrade Australia Pty Ltd	Australia
SquareTrade Canada, Inc.	Canada
SquareTrade Europe Limited	Malta
SquareTrade European Services AS	Norway
SquareTrade Holding Company, Inc.	Delaware
SquareTrade Insurance Services, Inc.	Delaware
SquareTrade Japan GK	Japan
SquareTrade Limited	United Kingdom
SquareTrade Protection Solutions, Inc.	Delaware
SquareTrade Singapore Pte. Ltd.	Singapore
ST Product Care Corp	Delaware
Standard Property and Casualty Insurance Company	Illinois
Syndeste, LLC	Virginia
Team Corp.(22)	Nevada
Tech-Cor, LLC	Delaware
The Association Benefits Solution, LLC	Delaware
Velapoint, LLC(23)	Washington
West Plaza RE Holdings, LLC	Delaware
Western General Agency, Inc.	California
(1)Doing business as ABC Insurance Agencies and Direct Auto Insurance in Louisiana
(2)Doing business as ABC Insurance Agencies in Texas
(3)Doing business as LSA Securities in Louisiana and Pennsylvania
(4)Doing business as AHCP Insurance Agency, Inc. in California
(5)Doing business as Avail in California, Colorado, Florida, Georgia, Maryland, North Carolina, Oregon, Pennsylvania, Tennessee, Texas, Utah, and Washington, and doing business as Avail Car Sharing in Illinois
(6)Doing business as Arity Rating Services LLC in the District of Columbia
(7)Doing business as Stewart Park Insurance Agency in California
(8)Doing business as Collective Crowdsourcing, LLC in New York
(9)Doing business as Direct Auto Insurance in Alabama, Arkansas, Florida, Georgia, Missouri, Mississippi, North Carolina, Tennessee, Texas, and Virginia; Direct Auto Insurance Agency in California; and Insurance 4 Less in Texas
(10)Doing business as American Heritage Insurance Services in all states except Massachusetts
(11)Doing business as Esurance Insurance Agency Services in New York
(12)Doing business as HST Insurance Agency, LLC in California
(13)Doing business as Insurance Answer Center, LLC, an Insurance Agency in New York
(14)Doing business as NGMI Insurance Services in California and NGI Agency in New York
(15)Doing business as Northeast Agency Insurance Services in California, NEA Insurance Services in Georgia, NEA Brokerage Solutions in New Hampshire, and Northeast Insurance Agencies, Inc. in Utah
(16)Doing business as NSM Insurance Sales in California
(17)Doing business as Quotit Insurance Services in California
(18)Doing business as Transparent.ly
(19)Doing business as Easy Auto Insurance Agency in California
(20)Doing business as S.A.G.A. Insurance Agency in California
(21)Doing business as SquareTrade New York in New York
(22)Doing business as The Elite Association Marketing Insurance Agency in California, Michigan, Texas, Utah, and Virginia
(23)Doing business as Velapoint Insurance Agency, LLC in California